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                                                                  Exhibit 10.27

                      FORM OF REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT dated as of May 4, 1999, between STARMEDIA NETWORK, INC., a Delaware corporation (the "COMPANY"), and GERADONS, S.L., a company with registered office at Barcelona, Av. Diagonal, 558, 2(to the power of a), recorded at the Commercial Registry of Barcelona at the volume 30.609, sheet 137, page B-176013, inscription 1(to the power of a), and with tax identification number B-61633517 (the "STOCKHOLDER").

                  WHEREAS, the Company, the Stockholder and SALVADOR PORTE, a Spanish citizen, residing at L'Ametlla del Valles, calle Oms, 7, Urbanizacion Can Camp, Spain, and holding Spanish I.D. 41.082.748-X and EDUARDO KAWAS, a Chilean citizen, residing at Santiago de Chile, calle del Arzobispo, 0739, Comuna de Providencia, Chile, and holding Chilean I.D. 6556043-T, have entered into a Stock Purchase Agreement dated as of May 4, 1999 (the "PURCHASE AGREEMENT") pursuant to which, subject to the terms and conditions set forth therein, the Stockholder has agreed to acquire, and the Company has agreed to sell, the Purchased Shares (as defined herein);

         WHEREAS, it is a condition to the Stockholder's acquisition of the Purchased Shares under the Purchase Agreement that the parties hereto enter into an agreement substantially in the form of this Agreement to place certain restrictions on the Purchased Shares and to provide to the Stockholder certain registration rights;

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

         "COMMON STOCK" shall mean the common stock, par value $0.001 per share, of the Company.

         "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "ISSUANCE DATE" shall mean the date on which the Purchased Shares are delivered to the Stockholder under the Purchase Agreement.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the


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same shall be in effect at the time.

         "PUBLIC SALE" shall mean any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or pursuant to the provisions of Rule 144 (or any successor or similar rule) adopted under the Securities Act.

         "PURCHASED SHARES" shall mean those shares of Common Stock acquired by the Stockholder pursuant to the Purchase Agreement.

         "REGISTRATION EXPENSES" shall mean the expenses so described in Section 6 hereof.

         "RESTRICTED STOCK" shall mean the Purchased Shares, the certificates for which are required to bear the legend set forth in Section 2 hereof, excluding Purchased Shares which have been (i) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (ii) publicly sold pursuant to Rule 144 under the Securities Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall mean the expenses so described in Section 6 hereof.

         "TRANSFER" shall mean to sell, transfer, pledge, hypothecate or otherwise dispose of or encumber the Purchased Shares, except that the pledge of not more than fifty percent (50%) of the Purchased Shares to a commercial bank approved by the Buyer, which approval shall not be unreasonably withheld, to secure a loan shall not be considered a transfer for the purpose of this Agreement.

         2. RESTRICTIVE LEGEND. Each certificate representing one or more shares of Restricted Stock, and each certificate issued upon exchange or transfer thereof, other than in a Public Sale or as otherwise permitted by Section 3, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED (EXCEPT AS PERMITTED BY THE REGISTRATION RIGHTS AGREEMENT DATED MAY ___, 1999 BY AND BETWEEN STARMEDIA NETWORK, INC. AND GERADONS, S.L.) OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY


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                  AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."


         3. TRANSFER OF PURCHASED SHARES. (a) RESTRICTIONS ON TRANSFER. The Stockholder shall not Transfer the Purchased Shares or any portion thereof prior to the first anniversary of the Issuance Date. Following the first anniversary of the Issuance Date, the Stockholder may Transfer the Purchased Shares or any portion thereof only as provided in Section 3(b) of this Agreement.

         (b) NOTICE OF TRANSFER. Prior to any proposed Transfer of any share of Restricted Stock (other than under the circumstances described in Section 4 hereof), the Stockholder shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed Transfer and, if reasonably requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of the Restricted Stock may be effected without registration under the Securities Act, whereupon the holder of such Restricted Stock may transfer such Restricted Stock in accordance with the terms of its notice. Each certificate of Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, unless (i) such transfer is to the public in accordance with the provisions of Rule 144 (or any other rule permitting Public Sale without registration under the Securities Act) or
(ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a Public Sale without registration under the Securities Act. The restrictions provided for in this Section shall not apply to securities that are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

         4. REGISTRATION. If the Company at any time during the period commencing on the first anniversary of the Issuance Date and ending on the third anniversary of the Issuance Date proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8, any successors thereto or any other form not available for registering the Restricted Stock for sale to the public or a Form S-1 covering solely an employee benefit plan), it will give written notice at such time to the Stockholder of its intention to do so. Upon the written request of the Stockholder, given within twenty (20) days after receipt of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use reasonable commercial efforts to cause the Restricted Stock as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Stockholder (in accordance with its written request) of such Restricted Stock to be so registered; PROVIDED that nothing herein shall prevent the Company from abandoning or delaying any such registration at any time. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten


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public offering of Common Stock, any request by the Stockholder pursuant to this
Section 4 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such registration may be reduced, if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company in such underwriting.

         5. REGISTRATION PROCEDURES. Subject to the Company's right to abandon or delay any such registration at any time and for any reason, if and whenever the Company is required by the provisions of Section 4 hereof to use reasonable commercial efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company will:

                           (a) prepare and file with the Commission a registration statement with respect to such securities and use reasonable commercial efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the Stockholder's intended method of disposition set forth in such registration statement for such period;

                           (c) furnish to the Stockholder such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as the Stockholder may reasonably request in order to facilitate the Public Sale or other disposition of the Restricted Stock covered by such registration statement;

                           (d) use reasonable commercial efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Stockholder shall reasonably request, provided that the Company will


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         not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction;

                           (e) use reasonable commercial efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which any Common Stock of the Company is then listed;

                           (f) immediately notify the Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

For purposes of paragraphs (a) and (b) above, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or three months after the effective date thereof.

         In connection with each registration hereunder, the Stockholder will furnish to the Company in writing such information with respect to itself and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

         6. EXPENSES. (a) All expenses incurred by the Company in complying with
Section 4 hereof, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses, are herein called "REGISTRATION EXPENSES". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "SELLING EXPENSES".

         (b) The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4 hereof. All Selling Expenses in connection with any registration statement filed pursuant to Section 4 hereof shall be borne by the Stockholder, or by such persons other than the Company as may agree.


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         7. INDEMNIFICATION. (a) In the event of a registration of any of the
Restricted Stock under the Securities Act pursuant to Section 4, the Company will indemnify and hold harmless the Stockholder, against any losses, claims, damages or liabilities, to which the Stockholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Stockholder for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Stockholder.

                  (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, the Stockholder will indemnify and hold harmless the Company and each officer, director and each other person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Stockholder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Stockholder, furnished in writing to the Company


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by the Stockholder specifically for use in such registration statement or prospectus; PROVIDED, FURTHER, HOWEVER, that the Stockholder shall not be liable to and does not indemnify any underwriter in the offering or sale of Restricted Stock, or any person who, within the meaning of the Securities Act, controls any underwriter, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be supplemented or amended, to the person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Restricted Stock to such person, if such statement or omission was corrected in such final prospectus.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 7. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with


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such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (e) If the indemnification provided for in paragraphs (a) and
(b) of this Section 7 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the Stockholder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c) of this Section 7. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the Stockholder, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholder agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by PRO RATA allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         The indemnification of underwriters provided for in this Section 7 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters.

         8. CHANGES IN RESTRICTED STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Purchased Shares as so changed and shall apply to any securities received in any such transaction.

         9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Stockholder as follows:


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                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to general equity principles and to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         10. RULE 144 REPORTING. The Company agrees as follows:

                  (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date it is first required to do so.

                  (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under
Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                  (c) The Company shall furnish to the Stockholder promptly (i) upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after the date it first becomes subject to such reporting requirements), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as the Stockholder may reasonably request to avail itself of any rule or regulation of the Commission allowing it to sell any Restricted Stock


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without registration.

         11. MISCELLANEOUS. (a) Neither party may assign this Agreement without the prior written consent of the other, and any attempt to do so shall be null and void.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

                  (i) if to the Company, to it at 29 West 36th Street, New York, New York 10018, Attn: Justin F. Macedonia, Esq.;

                  (ii) if to the Stockholder, to Cortada Advocats at Av. Diagonal, 558, 5DEG. 2(to the power of a). Attn: Jordi Cortada.

or, in either case, at such other address or addresses as shall have been furnished in writing to the other party.

                  (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THE STATE OF NEW YORK.

                  (d) Any dispute, controversy or claim arising out of or relating to this Agreement that is not resolved between Buyer and Seller through good faith negotiations shall be resolved only by an action, suit or proceeding brought in the courts of the State of New York, located in the County of New York. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York, located in the County of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto agrees to commence any action, suit or proceeding relating hereto in the courts of the State of New York, located in the County of New York. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in
Section 7(b) hereof shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 7(d). Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York, located in the County of New York, and hereby further irrevocably and


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unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  (e) As among the parties hereto, each of the Company and the Stockholder hereby waives to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with, this Agreement. Each party hereto (i) certifies that no representative, agent or attorney or any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 7(e).

                  (f) The Stockholder shall appoint an agent for service of process and other documents in any proceeding in New York or any other proceedings in connection with or arising out of this Agreement.

                  (g) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing executed by the Company and the Stockholder.

                  (h) This Agreement may be executed in two or more counterparts, by original or facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     STARMEDIA NETWORK, INC.


                                     By:
                                           Name:  Sergio Sanchez Sole
                                           Title:  Attorney


                                     GERADONS, S.L.


                                     By:
                                           Name:  Salvador Porte Llinas
                                           Title:  Sole Administrator